Vanguard Mid-Cap Growth Fund

Vanguard Emerging Markets Government Bond
Index Fund

Supplement to the Statement of Additional Information Dated
February 22, 2018

Effective June 22, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Mid-Cap
Growth Fund and Vanguard Emerging Markets Government Bond Index Fund
(the “Funds”). The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 934B 062018